Exhibit 99.1

FOR IMMEDIATE RELEASE

Select Comfort Announces Second Quarter 2014 Results

•	Net sales increased 13% to a record $235 million, including a 7% company-controlled comp sales increase

•	Reports EPS of $0.16

•	Reiterates full-year 2014 outlook of $1.07 per share

MINNEAPOLIS – (July 16, 2014) – Select Comfort Corporation (NASDAQ: SCSS) today reported second-quarter 2014 results for the period ended June 28, 2014.

Second-quarter Financial Summary

•	Net sales increased 13% to $235 million, compared to $207 million in the second quarter of 2013.

•	Company-controlled comparable sales increased 7% year-over-year.

•	Operating income totaled $12.7 million, or 5.4% of net sales.

•	Earnings per diluted share were $0.16.

“Our second quarter results reflect the important role of product innovation in our strategy. Customers responded positively to our introductions, including our breakthrough SleepIQ technology,” said Shelly Ibach, president and CEO of Select Comfort. “We remain dedicated to our customer as we continue to transition the business through our growth initiatives. We know that when we focus on our customer, we deliver value for them and for our shareholders.”

Cash flows from operating activities were $50 million for the first six months of the year, compared with $36 million for the same period last year. Capital expenditures for the first six months of 2014 increased to $40 million as compared to $37 million in 2013. During the second quarter, the company repurchased 0.5 million shares of its common stock at a total cost of $10 million. As of the end of the quarter, cash, cash equivalents and marketable-debt securities totaled $121 million, inventories totaled $43 million and the company had no borrowings under its revolving credit facility.

Financial Outlook
The company reiterates its outlook for 2014 earnings per diluted share of $1.07. The company also plans to add 20 to 30 net new stores during 2014, ending the year with between 460 and 470 stores. It continues to expect full-year 2014 capital expenditures of $70-$80 million, with approximately one-half related to systems infrastructure, one-third related to market development and the remainder to support product innovations and other initiatives.

Conference Call Information
Management will host its regularly scheduled conference call to discuss the company’s results at 5 p.m. EDT (4 p.m. CDT; 2 p.m. PDT) today. To listen to the call, please dial (800) 593-9959 (international participants dial (517) 308-9340) and reference the passcode “Sleep.” To access the webcast, please visit the investor relations area of the Sleep Number website at http://www.sleepnumber.com/eng/aboutus/InvestorRelations.cfm. The webcast replay will remain available for approximately 60 days.

Select Comfort Announces Second-quarter 2014 Results – Page 2 of 9

About Select Comfort Corporation
SLEEP NUMBER, a sleep innovation leader, delivers unparalleled sleep experiences by offering high-quality, innovative sleep products and services. The company is the exclusive designer, manufacturer, marketer, retailer and servicer of a complete line of Sleep Number® beds. Only the Sleep Number bed offers SleepIQ™ technology - proprietary sensor technology that works directly with the bed’s DualAir™ feature to track and monitor each individual’s sleep. SleepIQ technology communicates how you slept and what adjustments you can make to optimize your sleep and improve your daily life. Sleep Number also offers a full line of exclusive sleep products including FlextFit™ adjustable bases and Sleep Number® pillows, sheets and other bedding products. Consumers also benefit from a unique, value-added retail experience at one of the more than 450 Sleep Number® stores across the country, online at SleepNumber.com, or via phone at (800) Sleep Number or (800) 753-3768.

Forward-looking Statements
Statements used in this news release relating to future plans, events, financial results or performance are forward-looking statements subject to certain risks and uncertainties including, among others, such factors as general and industry economic trends; consumer confidence; the effectiveness of the company’s marketing messages; the efficiency of its advertising and promotional efforts; consumer acceptance of its products, product quality, innovation and brand image; availability of attractive and cost-effective consumer credit options; execution of the company’s retail store distribution strategy; the company’s dependence on significant suppliers, and its ability to maintain relationships with key suppliers, including several sole-source suppliers; the vulnerability of key suppliers to recessionary pressures, labor negotiations, liquidity concerns or other factors; rising commodity costs and other inflationary pressures; industry competition; the company’s ability to continue to improve its product line; warranty expenses; risks of pending and potentially unforeseen litigation; increasing government regulations, which have added or will add cost pressures and process changes to ensure compliance; the adequacy of the company’s management information systems to meet the evolving needs of its business and to protect sensitive data from potential cyber threats; the costs, distractions and potential disruptions to the company’s business that may result from the implementation of upgrades and improvements to the company’s management information systems; the company’s ability to attract and retain senior leadership and other key employees, including qualified sales professionals; and uncertainties arising from global events, such as terrorist attacks or a pandemic outbreak, or the threat of such events. Additional information concerning these and other risks and uncertainties is contained in the company’s filings with the Securities and Exchange Commission (SEC), including the Annual Report on Form 10-K, and other periodic reports filed with the SEC. The company has no obligation to publicly update or revise any of the forward-looking statements in this news release.

# # #

Investor Contact: Dave Schwantes; (763) 551-7498; investorrelations@selectcomfort.com
Media Contact: Becky Dvorak; (763) 551-6862; publicrelations@selectcomfort.com

Select Comfort Announces Second-quarter 2014 Results – Page 3 of 9

SELECT COMFORT CORPORATION
AND SUBSIDIARIES
Consolidated Statements of Operations
(unaudited - in thousands, except per share amounts)

	Three Months Ended
	June 28, 2014	% of Net Sales	June 29, 2013	% of Net Sales

Net sales	$234,763	100.0%	$207,391	100.0%
Cost of sales	92,366	39.3%	75,993	36.6%
Gross profit	142,397	60.7%	131,398	63.4%

Operating expenses:
Sales and marketing	106,712	45.5%	98,357	47.4%
General and administrative	21,265	9.1%	15,374	7.4%
Research and development	1,709	0.7%	2,560	1.2%
Total operating expenses	129,686	55.2%	116,291	56.1%
Operating income	12,711	5.4%	15,107	7.3%
Other income, net	78	0.0%	78	0.0%
Income before income taxes	12,789	5.4%	15,185	7.3%
Income tax expense	4,308	1.8%	5,259	2.5%
Net income	$8,481	3.6%	$9,926	4.8%

Net income per share – basic	$0.16		$0.18

Net income per share – diluted	$0.16		$0.18

Reconciliation of weighted-average shares outstanding:
Basic weighted-average shares outstanding	53,648		55,029
Effect of dilutive securities:
Options	365		539
Restricted shares	311		419
Diluted weighted-average shares outstanding	54,324		55,987

Select Comfort Announces Second-quarter 2014 Results – Page 4 of 9

SELECT COMFORT CORPORATION
AND SUBSIDIARIES
Consolidated Statements of Operations
(unaudited - in thousands, except per share amounts)

	Six Months Ended
	June 28, 2014	% of Net Sales	June 29, 2013	% of Net Sales

Net sales	$511,175	100.0%	$465,628	100.0%
Cost of sales	197,395	38.6%	170,814	36.7%
Gross profit	313,780	61.4%	294,814	63.3%

Operating expenses:
Sales and marketing	231,734	45.3%	208,170	44.7%
General and administrative	40,161	7.9%	31,194	6.7%
Research and development	3,372	0.7%	5,116	1.1%
Total operating expenses	275,267	53.8%	244,480	52.5%
Operating income	38,513	7.5%	50,334	10.8%
Other income, net	180	0.0%	169	0.0%
Income before income taxes	38,693	7.6%	50,503	10.8%
Income tax expense	13,220	2.6%	17,106	3.7%
Net income	$25,473	5.0%	$33,397	7.2%

Net income per share – basic	$0.47		$0.61

Net income per share – diluted	$0.47		$0.60

Reconciliation of weighted-average shares outstanding:
Basic weighted-average shares outstanding	53,880		55,062
Effect of dilutive securities:
Options	359		613
Restricted shares	331		426
Diluted weighted-average shares outstanding	54,570		56,101

Select Comfort Announces Second-quarter 2014 Results – Page 5 of 9

SELECT COMFORT CORPORATION
AND SUBSIDIARIES
Consolidated Balance Sheets
(in thousands, except per share amounts)
subject to reclassification

	(unaudited) June 28, 2014	December 28, 2013
Assets
Current assets:
Cash and cash equivalents	$37,107	$58,223
Marketable debt securities – current	45,831	52,159
Accounts receivable, net of allowance for doubtful accounts of $478 and $425, respectively	14,334	14,979
Inventories	43,156	40,152
Prepaid expenses	12,097	9,216
Deferred income taxes	6,910	6,936
Other current assets	9,494	7,874
Total current assets	168,929	189,539

Non-current assets:
Marketable debt securities – non-current	37,822	34,632
Property and equipment, net	151,479	129,542
Goodwill and intangible assets, net	16,403	16,823
Deferred income taxes	6,953	4,943
Other assets	6,831	6,286
Total assets	$388,417	$381,765

Liabilities and Shareholders’ Equity
Current liabilities:
Accounts payable	$59,368	$73,391
Customer prepayments	18,087	15,392
Accrued sales returns	9,194	9,433
Compensation and benefits	24,632	15,242
Taxes and withholding	11,281	12,517
Other current liabilities	11,103	11,207
Total current liabilities	133,665	137,182

Non-current liabilities:
Warranty liabilities	1,822	1,567
Other long-term liabilities	19,963	17,796
Total non-current liabilities	21,785	19,363
Total liabilities	155,450	156,545

Shareholders’ equity:
Undesignated preferred stock; 5,000 shares authorized, no shares issued and outstanding	—	—
Common stock, $0.01 par value; 142,500 shares authorized, 53,743 and 54,901 shares issued and outstanding, respectively	537	549
Additional paid-in capital	—	5,382
Retained earnings	232,387	219,276
Accumulated other comprehensive income	43	13
Total shareholders’ equity	232,967	225,220
Total liabilities and shareholders’ equity	$388,417	$381,765

Select Comfort Announces Second-quarter 2014 Results – Page 6 of 9

SELECT COMFORT CORPORATION
AND SUBSIDIARIES
Consolidated Statements of Cash Flows
(unaudited - in thousands)
subject to reclassification

	Six Months Ended
	June 28, 2014	June 29, 2013
Cash flows from operating activities:
Net income	$25,473	$33,397
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	19,213	14,153
Stock-based compensation	2,035	1,992
Net loss (gain) on disposals and impairments of assets	87	(58)
Excess tax benefits from stock-based compensation	(720)	(2,837)
Deferred income taxes	(2,003)	4,072
Changes in operating assets and liabilities, net of effect of acquisition:
Accounts receivable	651	2,541
Inventories	(3,004)	1,769
Income taxes	(394)	(3,084)
Prepaid expenses and other assets	(4,355)	(3,933)
Accounts payable	(1,042)	(1,708)
Customer prepayments	2,695	(2,857)
Accrued compensation and benefits	9,724	(4,802)
Other taxes and withholding	(529)	(1,156)
Warranty liabilities	281	(571)
Other accruals and liabilities	1,466	(775)
Net cash provided by operating activities	49,578	36,143

Cash flows from investing activities:
Purchases of property and equipment	(39,766)	(37,096)
Proceeds from sales of property and equipment	5	117
Investments in marketable debt securities	(28,405)	(16,504)
Proceeds from maturities of marketable debt securities	23,548	23,463
Acquisition of business	—	(15,500)
Investment in non-marketable equity securities	—	(3,000)
Increase in restricted cash	(500)	—
Net cash used in investing activities	(45,118)	(48,520)

Cash flows from financing activities:
Net decrease in short-term borrowings	(6,192)	(4,750)
Repurchases of common stock	(21,470)	(22,031)
Proceeds from issuance of common stock	1,366	6,595
Excess tax benefits from stock-based compensation	720	2,837
Net cash used in financing activities	(25,576)	(17,349)
Net decrease in cash and cash equivalents	(21,116)	(29,726)
Cash and cash equivalents, at beginning of period	58,223	87,915
Cash and cash equivalents, at end of period	$37,107	$58,189

Select Comfort Announces Second-quarter 2014 Results – Page 7 of 9

SELECT COMFORT CORPORATION
AND SUBSIDIARIES
Supplemental Financial Information
(unaudited)

	Three Months Ended		Six Months Ended
	June 28, 2014	June 29, 2013	June 28, 2014	June 29, 2013
Percent of sales:
Retail	90.0%	88.5%	89.9%	88.3%
Direct and E-Commerce	6.4%	7.6%	6.4%	7.1%
Wholesale/other	3.6%	3.9%	3.7%	4.6%
Total	100.0%	100.0%	100.0%	100.0%

Sales change rates:
Retail comparable-store sales	8%	(7%)	5%	(7%)
Direct and E-Commerce	(5%)	4%	(2%)	(9%)
Company-Controlled comparable sales change	7%	(6%)	4%	(8%)
Net opened/closed stores	6%	7%	7%	7%
Total Company-Controlled Channel	13%	1%	11%	(1%)
Wholesale/other	6%	7%	(11%)	23%
Total	13%	1%	10%	0%

Stores open:
Beginning of period	443	411	440	410
Opened	16	17	33	27
Closed	(8)	(15)	(22)	(24)
End of period	451	413	451	413

Other metrics:
Average sales per store ($ in 000's)[1]	$2,144	$2,094
Average sales per square foot[1]	$1,009	$1,197
Stores > $1 million net sales[1]	97%	98%
Stores > $2 million net sales[1]	46%	46%
Average revenue per mattress unit[2]	$3,709	$3,182	$3,520	$3,154

[1] Trailing twelve months for stores open at least one year.
[2] Represents Company-Controlled Channel total net sales divided by Company-Controlled Channel mattress units.

Select Comfort Announces Second-quarter 2014 Results – Page 8 of 9

SELECT COMFORT CORPORATION AND SUBSIDIARIES
Earnings before Interest, Taxes, Depreciation and Amortization (Adjusted EBITDA)
(in thousands)

We define earnings before interest, taxes, depreciation and amortization ("Adjusted EBITDA") as net income plus: income tax expense, interest expense, depreciation and amortization, stock-based compensation and asset impairments. Management believes Adjusted EBITDA is a useful indicator of our financial performance and our ability to generate cash from operating activities. Our definition of Adjusted EBITDA may not be comparable to similarly titled definitions used by other companies. The table below reconciles Adjusted EBITDA, which is a non-GAAP financial measure, to the comparable GAAP financial measure:

	Three Months Ended		Trailing-Twelve Months Ended
	June 28, 2014	June 29, 2013	June 28, 2014	June 29, 2013
Net income	$8,481	$9,926	$52,157	$72,101
Income tax expense	4,308	5,259	27,044	38,204
Interest expense	10	13	44	55
Depreciation and amortization	9,765	7,172	34,744	24,284
Stock-based compensation	2,143	1,560	4,275	3,929
Asset impairments	88	15	173	186
Adjusted EBITDA	$24,795	$23,945	$118,437	$138,759

Free Cash Flow
(in thousands)

	Three Months Ended		Trailing-Twelve Months Ended
	June 28, 2014	June 29, 2013	June 28, 2014	June 29, 2013
Net cash provided by (used in) operating activities	$10,714	$(8,879)	$101,540	$93,536
Subtract: Purchases of property and equipment	23,106	22,787	79,481	66,190
Free cash flow	$(12,392)	$(31,666)	$22,059	$27,346

Note - Our Adjusted EBITDA calculation and our "free cash flow" data are considered non-GAAP financial measures and are not in accordance with, or preferable to, "as reported," or GAAP financial data. However, we are providing this information as we believe it facilitates analysis of the Company's financial performance by investors and financial analysts.

GAAP - generally accepted accounting principles

Select Comfort Announces Second-quarter 2014 Results – Page 9 of 9

SELECT COMFORT CORPORATION AND SUBSIDIARIES
Reported to Adjusted Statements of Operations Data Reconciliation
(in thousands, except per share amounts)

	Six Months Ended
	June 28, 2014	June 29, 2013
	As Reported	As Reported	CEO Transition Benefit(1)	As Adjusted
Operating income	$38,513	$50,334	$(391)	$49,943
Other income, net	180	169	—	169

Income before income taxes	38,693	50,503	(391)	50,112
Income tax expense(2)	13,220	17,106	(135)	16,971
Net income	$25,473	$33,397	$(256)	$33,141

Net income per share –
Basic	$0.47	$0.61	$0.00	$0.60
Diluted	$0.47	$0.60	$0.00	$0.59

Basic Shares	53,880	55,062	55,062	55,062
Diluted Shares	54,570	56,101	56,101	56,101
___________________
(1) In February 2012, we announced that William R. McLaughlin, then President and CEO, would retire from the Company effective June 1, 2012. In recognition of Mr. McLaughlin’s contributions, the Compensation Committee approved the modification of Mr. McLaughlin’s currently unvested stock awards, including performance-based stock awards. The performance-based stock awards are subject to applicable adjustments through 2014 based on actual performance versus performance targets. In the first six months of 2013, we recorded a non-cash compensation benefit of $0.4 million resulting from performance-based stock award adjustments.

(2) Reflects effective income tax rates, before discrete adjustments of 34.4% for 2013.

Note - Our "as adjusted" data is considered a non-GAAP financial measure and is not in accordance with, or preferable to, "as reported," or GAAP financial data. However, we are providing this information as we believe it facilitates year-over-year comparisons for investors and financial analysts.

GAAP - generally accepted accounting principles